UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 12, 2006
CANARGO ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32145	91-0881481

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

CanArgo Energy Corporation P.O. Box 291, St. Peter Port Guernsey, British Isles	GY1 3RR

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (44) 1481 729 980

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The matters discussed in this Current Report on Form 8-K include forward looking statements, which are subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward looking statements. Such risks, uncertainties and other factors include the uncertainties inherent in oil and gas development and production activities, the effect of actions by third parties including government officials, fluctuations in world oil prices and other risks detailed in the Company’s Reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission. The forward-looking statements are intended to help shareholders and others assess the Company’s business prospects and should be considered together with all information available. They are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company cannot give assurance that the results will be attained.
Section 3 — Securities and Trading Markets
Item 3.02. Unregistered Sales of Equity Securities.
Effective October 12, 2006, CanArgo Energy Corporation (AMEX: CNR; OSE: CNR) (“CanArgo” or the “Company”) issued an aggregate of 12,263,368 shares (“Shares”) of common stock, par value $0.10 per share, in connection with a private placement in Norway intended to qualify for the exemption from registration afforded by Section 4(2) of The Securities Act of 1933, as amended (“Securities Act”) and Regulation S promulgated under the Securities Act, for aggregate gross proceeds of NOK (Norwegian Kroner) 111,596,239 ($16,687,039 equivalent based upon a conversion rate of NOK 6.6876 per dollar) before placing fees and expenses estimated at NOK 6,695,774 ($1,001,222 equivalent). CanArgo has agreed to register the Shares for resale under the Securities Act. As a result of the delays incurred in registering the Reg. S Shares we have paid subscribers a cash liquidity penalty of 5% of the subscription price of their Shares in the aggregate amount of NOK 5,579,812 ($834,352 equivalent). The net proceeds of the placement will be used by the Company for working capital; future capital expenditures in Georgia, including, without limitation, securing drilling equipment; and other related activities.
Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits:
Exhibit No. Exhibit Description

4.1	Form of Subscription Agreement dated as of September 19, 2006 by and between CanArgo Energy Corporation and the Purchaser named therein.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CANARGO ENERGY CORPORATION
Date: October 13, 2006	By:	/s/ Elizabeth Landles
Elizabeth Landles, Corporate Secretary